Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Verilink Corporation (the “Company”) on Form 10-Q for the period ending January 2, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Leigh S. Belden, President and Chief Executive Officer, and I, C.W. Smith, Vice President and Chief Financial Officer, each certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1)        The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Leigh S. Belden President and Chief Executive Officer (Principal Executive Officer)
February 17, 2004

C.W. Smith Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)
February 17, 2004